Debt	6 Months Ended
Jun. 30, 2025
Debt
Debt

10. Debt

Revolving Credit Facility

The Revolving Credit Facility (“Credit Facility”) is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of mineral interests and other assets. On April 22, 2025, the Company renewed and upsized the Credit Facility from $500 million to $700 million. Under the agreement, the Company has a Credit Facility of $700 million with an additional uncommitted accordion of up to $300 million maturing on April 22, 2029. The Credit Facility is secured by TF Precious Metals under a General Security Agreement.

Advances under the Credit Facility can be drawn as follows:

●	Base rate loans with interest payable monthly at the greater of (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) 1/2 of 1.0% per annum and (b) the Base Rate Canada, plus between 0.45% and 1.75% per annum depending upon the Company’s leverage ratio; or
●	SOFR loans for periods of one, two, three or six months with interest payable at a rate of SOFR, plus between 1.45% and 2.75% per annum, depending on the Company’s leverage ratio.

As at June 30, 2025, the Company had no outstanding balance on its Credit Facility (2024: nil). Finance costs for the three and six months ended June 30, 2025, were $1.1 million and $1.9 million, respectively (2024: $1.4 million and $3.0 million), including interest charges and standby fees. The Credit Facility includes covenants that require the Company to maintain certain financial ratios, including the Company’s leverage ratios. As at June 30, 2025, all such ratios and requirements were met.